Exhibit 99.1

Behringer Harvard REIT I, Inc. Quarterly Update – Fourth Quarter 2010 Lawson Commons, St. Paul, MN 422-1 March 10, 2011

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; the availability of cash flow from operating activities for distributions and capital expenditures; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt refinancing as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; changes in the level of financial assistance or support provided by our sponsor or its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission.

Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

The Economy: March 2011 GDP and Employment Growth Improving GDP: Q1 2010: +3.7%; 2Q 2010: +1.7%; 3Q 2010: +2.6%; Q4 2010: +2.8% Unemployment Rate: 8.9% (Feb. 2011) 192,000 non-farm jobs added to payroll in February and 909,000 in 2010 Week of Feb 26 marked lowest initial unemployment claims (368,000) in three years and four-week average of 388,500 lowest since July 2008 Employment still 7 million jobs below pre-recession peak The Consumer and Commercial Real Estate Conference Board February consumer confidence index (CCI): 70.4 Index jumped to its highest level in three years in February Sources: Bureau of Economic Analysis, Bureau of Labor Statistics, The Conference Board

Worst Post-WW2 Job Loss Periods Percentage of Workforce Source: CoStar Group

Post-Recession Private Sector Employment Growth Sources: Moody’s Economy.com, Bureau of Labor Statistics 98 99 100 101 102 103 104 105 106 107 108 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 Months After End of Recession Nov-70 Mar-75 Nov-82 Mar-91 Nov-01 Jul-09

Temporary Jobs: Still Volatile Source: Bureau of Labor Statistics Change in Temp Agency Employment (Left Scale) Change in Total Employment (Right Scale) Year-Year % Change In Temp Agency Employment -30% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 -6% -5% -4% -3% -2% -1% 0% 1% 2% 3% 4% 5% Year-Year % Change in Total Employment

Total Employment Source: Bureau of Labor Statistics, Moody’s Economy.com Jobs

Office-Using Job Growth

Annual Change in Quoted Office Rents Source: CoStar Group

Office Deliveries by Year (as a Percent of Inventory)

U.S. Office Occupancy & Rent Growth Source: CoStar Group

Moody’s CPPI – Through December 2010 Moody's/Real Commercial Property Price Index 0.9 1 1.1 1.2 1.3 1.4 1.5 1.6 1.7 1.8 1.9 2 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Index

Portfolio Characteristics As of December 31, 2010 66 total properties including: 65 operating properties One non-operating office property 23.8 million square feet 31 markets Three Eldridge Place, Houston, TX Energy Centre, New Orleans, LA Bank of America Plaza Charlotte, NC One BriarLake Plaza, Houston, TX Colorado Building, Washington, DC Loop Central, Houston, TX

Fourth Quarter 2010 Real Estate and Financing Transactions One Financial Plaza (394,000 SF in Minneapolis, MN) Transferred ownership to lender City Center (242,000 SF in St. Petersburg, FL) Sold for contract price of $16.5 million; proceeds used to payoff property debt Bank of America Plaza (255,000 SF in Las Vegas, NV) Sold for contract price of $64.0 million Cash proceeds totaled $13.9 million, which is net of debt assumed by the purchaser and other costs 222 Bloomingdale Road (140,000 SF in White Plains, NY) Sold for contract price of $7.0 million; proceeds used to settle property debt Credit Facility Extended term for one year through December 2011 Reduced maximum borrowing capacity from $193 million to $150 million

10 Largest Markets–by Percent of Net Operating Income As of December 31, 2010 Percent of Net Operating Income

Funds from Operations and Modified Funds from Operations FFO for the fourth quarter 2010 was $20.5 million Includes $5.5 million asset impairment charge Includes $7.6 million gain on troubled debt restructuring MFFO for the fourth quarter 2010 was $25.9 million Excludes $5.5 million asset impairment charge MFFO for the year ended December 31, 2010 was $110.2 million Includes $23.5 million gain on troubled debt restructuring Includes $7.6 million gain on troubled debt restructuring

Same store cash NOI for the fourth quarter 2010 decreased $2.2 million, or 3.6%, from the fourth quarter 2009 Property revenues were down $5.6 million in the fourth quarter 2010, as compared to the fourth quarter 2009 primarily due to: Lower average occupancy Lower expense reimbursements from tenants Reduced rental rates on leasing activity, including free rent Expenses were down $3.4 million in the fourth quarter 2010, as compared to the fourth quarter 2009 primarily due to lower real estate taxes Same Store Results – 4th Quarter 2010 vs. 4th Quarter 2009

Same store cash NOI for the fourth quarter 2010 decreased $4.3 million, or 6.6%, from the third quarter 2010 Property revenues decreased $0.6 million, or 0.5%, in the fourth quarter 2010 as compared to the third quarter 2010 due to lower expense reimbursements from tenants Expenses increased by $3.7 million, or 6.2%, primarily as a result of: Increased property-related operating expenses Partially offset by lower real estate taxes Same Store Results – 4th Quarter 2010 vs. 3rd Quarter 2010

Same Store Results – 12 Months 2010 vs. 12 Months 2009 Same store cash NOI for the year ended December 31, 2010, decreased $7.1 million, or 2.8%, when compared to the year ended December 31, 2009 Property revenues were down $23.1 million primarily due to: Lower average occupancy Reduced rental rates on leasing activity, including free rent Lower expense reimbursements from tenants Expenses decreased $16.0 million primarily due to: Lower real estate taxes Lower bad debt expense

In order to achieve our objectives of maximizing shareholder value, increasing distributable cash flow, and providing liquidity to our shareholders, we are: Conserving cash in the near-term Selling certain non-core or non-strategic assets Leasing space to increase the occupancy of our portfolio Refinancing and restructuring debt Exploring opportunities to raise property- and/or company-level capital Looking at alternatives to create liquidity for shareholders while optimizing returns Road to Recovery

2010 Leasing Activity Portfolio occupancy - 84.4% 3.5 million square feet of leasing representing approximately 15% of portfolio Leasing costs - $73.3 million or $3.38 per square foot per year

Leasing Cost Analysis Renewals 2.6 million square feet $40.0 million, or $2.67 per square foot per year of lease term, in tenant improvement and commission costs 5.7 years average term Expansions 222,000 square feet $6.1 million, or $5.02 per square foot per year of lease term, in tenant improvement and commission costs 5.5 years average term New leases 694,000 square feet $27.3 million, or $4.95 per square foot per year of lease term, in tenant improvement and commission costs 7.9 years average term One BriarLake Plaza, Houston, TX 1325 G Street, Washington, DC

Scheduled lease expirations by square footage and as a percentage of the total square footage of our operating properties for the next four quarters are: Q1 ‘11 – 549,000 square feet (2.3%) Q2 ‘11 – 737,000 square feet (3.2%) Q3 ‘11 – 474,000 square feet (2.0%) Q4 ‘11 – 819,000 square feet (3.5%) Total 2011 – 2,579,000 square feet (11.0%) Near-term Lease Expirations

Long-term Lease Expirations Percentage of Total Operating Properties’ Square Feet 0% 2% 4% 6% 8% 10% 12% 11.0% 2011 8.4% 2012 9.4% 2013 9.7% 2014 10.1% 2015 As of December 31, 2010

Debt Maturities $0 $49 $72 $640 $1,104 $134 $0 $200 $400 $600 $800 $1,000 $1,200 2011 2012 2013 2014 2015 2016 2017 $692* (in millions) As of December 31, 2010 *Excludes $33 million of debt that matured in 2010 but remains unpaid as of December 31, 2010 $150 } Credit facility

2011 Debt Maturities by Month $26.1 $6.5 $188.6 $225.0 $149.7* $95.5 *Credit Facility As of December 31, 2010 Note: Schedule excludes $32.9 million of debt which matured in 2010 but remains unpaid as of December 31, 2010. $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec (In millions)

# Behringer Harvard REIT I, Inc.


250 West Pratt
Baltimore, MD
Resurgens Plaza
Atlanta, GA
1650 Arch Street
Philadelphia, PA
500 East Pratt Street
Baltimore, MD
St. Louis Place
St. Louis, MO
One Oxmoor Place
Louisville, KY
One BriarLake Plaza
Houston, TX
Energy Centre
New Orleans, LA
The Wanamaker Building
Philadelphia, PA
One Financial Place
Chicago, IL
222 S. Rivershide
Chicago, IL
Bank of America Plaza
Charlotte, NC
One & Two Eldridge Place
Houston, TX
United Plaza
Philadelphia, PA
Three Parkway
Philadelphia, PA

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Questions? During the call, please e-mail questions to: bhreit@behringerharvard.com

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